UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2015

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 17, 2015, AMAG Pharmaceuticals, Inc., a Delaware corporation (“AMAG” or the “Company”), completed its previously announced acquisition of CBR Acquisition Holdings Corp., a Delaware corporation (“Holdings”), which, through its wholly-owned subsidiary, Cbr Systems, Inc., operates Cord Blood Registry® (“CBR”), a privately held stem cell collection and storage company (the “Acquisition”).  The Acquisition was completed pursuant to AMAG’s Stock Purchase Agreement (the “Stock Purchase Agreement”) with CBR Holdco, LLC, a Delaware limited liability company (the “Seller”), and Holdings. CBR stores preserved umbilical cord blood and tissue stem cell units.  CBR also partners with leading academic institutions that conduct clinical trials focused on evaluating the use of stem cells for regenerative medicine applications in diseases and conditions that have no cure today, including autism, cerebral palsy and pediatric stroke.  Upon the closing of the Acquisition, AMAG paid the Seller the aggregate all-cash consideration of $700 million (subject to certain adjustments related to CBR’s financial position at the time of closing, including working capital, net debt and transaction expense adjustments as set forth in the Stock Purchase Agreement).

Pursuant to the terms of the Stock Purchase Agreement, the Seller has agreed to indemnify the Company for certain matters, including breaches of specified representations and warranties, covenants included in the Stock Purchase Agreement, specified pre-closing tax claims, and certain claims related to the reimbursement of the Company in connection with engagement and retainer fees.  Similarly, pursuant to the terms of the Stock Purchase Agreement, the Company has agreed to indemnify the Seller for certain matters, including breaches of specified representations and warranties and covenants included in the Stock Purchase Agreement. The maximum liability of each of the Seller and the Company for indemnification claims is limited to $20 million.

Pursuant to the Stock Purchase Agreement, the Company was obligated to make reasonable best efforts to obtain financing to fund a portion of the consideration in respect of the Acquisition and has undertaken various fundraising activities in connection therewith, including the Senior Notes Offering and the entry into the New Credit Facility, as discussed below.  The proceeds from the Senior Notes Offering and borrowings under the New Credit Facility, together with the proceeds from the Company’s recently completed public offering of common stock, were used to finance the Acquisition, repay borrowings under and terminate the Company’s existing credit facility, pay fees and expenses related to the Acquisition and the financing transactions, and will be used for the further expansion and diversification of the Company’s product portfolio through the in-license or purchase of additional pharmaceutical products or companies and general corporate purposes.

The above description of the Stock Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to AMAG’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2015, which is incorporated herein by reference.

Item 1.01  Entry into a Material Definitive Agreement.

Senior Notes Offering

On August 17, 2015, the Company completed its previously-announced private placement (the “Senior Notes Offering”) of $500.0 million aggregate principal amount of 7.875% Senior Notes due 2023 (the “Notes”) to certain investment banks acting as initial purchasers who subsequently resold the Notes to qualified institutional buyers as defined in Rule 144A under the Securities Act of

1933, as amended (the “Securities Act’), and in offshore transactions to non-U.S. Persons in accordance with Regulation S under the Securities Act.

The Notes were issued pursuant to an Indenture, dated as of August 17, 2015 (the “Indenture”), by and among the Company, certain subsidiaries of the Company acting as guarantors of the Notes and Wilmington Trust, National Association, as trustee. The Indenture contains covenants that will limit the ability of the Company and certain of its subsidiaries to, among other things, pay dividends, redeem subordinated indebtedness or make other restricted payments, including certain investments; incur or guarantee additional indebtedness or issue preferred stock; create or incur liens; consummate a merger, consolidation or sale of all or substantially all of the assets of the Company and its restricted subsidiaries, taken as a whole; enter into transactions with affiliates; transfer or sell assets; engage in certain lines of businesses; designate subsidiaries as unrestricted subsidiaries; and allow to exist certain restrictions on the ability of restricted subsidiaries to pay dividends or make other payments to the Company.  These covenants are subject to a number of limitations and exceptions.  Certain of the covenants will be suspended during any period in which the Notes receive investment grade ratings.

The Notes, which are senior unsecured obligations of the Company, will mature on September 1, 2023 and will bear interest at a rate of 7.875% per year, with interest payable semi-annually on September 1 and March 1 of each year, beginning on March 1, 2016. The Company may redeem some or all of the Notes at any time, or from time to time, on or after September 1, 2018 at the redemption prices listed in the Indenture, plus accrued and unpaid interest to, but not including, the date of redemption. In addition, prior to September 1, 2018, the Company may redeem up to 35% of the aggregate principal amount of the Notes utilizing the net cash proceeds from certain equity offerings, at a redemption price of 107.875% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the date of redemption; provided that at least 65% of the aggregate amount of the Notes originally issued under the Indenture remain outstanding after such redemption. The Company may also redeem all or some of the Notes at any time, or from time to time, prior to September 1, 2018, at a price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a “change of control,” as defined in the Indenture, the Company is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest to, but not including, the repurchase date.

The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, failure to pay certain judgments, certain events of bankruptcy and insolvency, and certain failures or repudiations of guarantees of the Notes. An event of default under the Indenture will allow either the Trustee or the holders of not less 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Indenture and the Notes, copies of which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

Credit Agreement

On August 17, 2015, in connection with the Acquisition, the Company entered into a Credit Agreement (the “New Credit Facility”) by and among the Company, as borrower, the financial institutions listed therein as Lenders (the “Lenders”), and Jefferies Finance LLC, as administrative agent and collateral agent for the Lenders.

The New Credit Facility provides for term loans in the aggregate principal amount of $350 million (the “Term Loans”), which the Company drew down in full on August 17, 2015, and allows for the incurrence of incremental loans in an amount up to $225 million on the terms and subject to the conditions set forth in the New Credit Facility. The Term Loans bear interest, at the Company’s option, at either the Eurodollar rate plus a margin of 3.75% or the prime rate plus a margin of 2.75%. The Eurodollar rate is subject to a 1.00% floor and the prime rate is subject to a 2.00% floor. The Company must repay the term loan in installments of (i) $4,375,000 per quarter due on the last day of each quarter beginning with the quarter ending December 31, 2015, with the balance due in a final installment on November 12, 2020. The Term Loans mature on August 17, 2021.  Additionally, the New Credit Facility includes an annual mandatory prepayment of the term loans from 50% of the Company’s excess cash flow as measured on an annual basis, with step-downs to 25% and 0% of the Company’s excess cash flow if the Company’s First Lien Net Leverage Ratio (as defined in the New Credit Facility), tested as of the last day of the Company’s fiscal year, is less than 0.85 to 1.00 but greater than 0.60 to 1.00, and less than or equal to 0.60 to 1.00, respectively. Excess cash flow is generally defined as the Company’s adjusted EBITDA less debt service costs, unfinanced capital expenditures, unfinanced acquisition expenditures, and current income taxes paid, as adjusted for changes in the Company’s working capital and less other items.  Additionally, the New Credit Facility requires mandatory prepayment of the Term Loans from the net cash proceeds of (i) certain debt issuances and (ii) certain asset sales outside the ordinary course of business and from proceeds of property insurance and condemnation events, in each case of this clause (ii) subject to the Company’s right in some circumstances to reinvest such proceeds in the Company’s business.  Any voluntary prepayment as part of a repricing transaction shall be accompanied by a prepayment premium equal to (A) 1.0% of the principal amount of such prepayment, if such prepayment is made on or prior to the date that is six months after the date hereof.

The New Credit Facility is secured by liens on substantially all the Company’s assets, including a pledge of 100% of the equity interests in the Company’s domestic subsidiaries and a pledge of 65% of the voting equity interests and 100% of the non-voting equity interests in the Company’s direct foreign subsidiaries.

The New Credit Facility contains customary affirmative covenants for transactions of this type and other affirmative covenants agreed to by the parties, including, among others, the provision of annual and quarterly financial statements and compliance certificates, maintenance of property, insurance, compliance with laws and environmental matters.  The New Credit Facility contains customary negative covenants, including, among others, restrictions on the incurrence of indebtedness, granting of liens, making investments and acquisitions, paying dividends, repurchases of equity interests in the Company, entering into affiliate transactions and asset sales.  The New Credit Facility also provides for a number of customary events of default, including, among others, payment, bankruptcy, covenant, representation and warranty, change of control and judgment defaults.

All obligations under the New Credit Facility are unconditionally guaranteed by substantially all of the Company’s direct and indirect domestic subsidiaries, with certain exceptions. These guarantees are secured by substantially all of the present and future property and assets of the guarantors, with certain exclusions.

The foregoing description of the New Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On August 17, 2015, the Company repaid in full all outstanding obligations, and terminated all commitments, under the Credit Agreement, dated as of November 12, 2014, by and among the Company, as borrower, the lenders from time to time party thereto, and Jefferies Finance LLC, as administrative agent and collateral agent for such lenders.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01  Regulation FD Disclosure.

On August 17, 2015 the Company issued a press release announcing the consummation of the Acquisition.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Cbr Systems, Inc. and its successor, CBR Holdco, LLC (together, the “Acquired Business”), required by Rule 3-05 of Regulation S-X in connection with the Acquisition were previously included in the Company’s Current Report on Form 8-K filed with the Commission on July 29, 2015 (the “Prior 8-K”).  Pursuant to the General Instruction B.3 of Form 8-K, no additional financial statements of the Acquired Business are required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Article 11 of Regulation S-X in connection with the Acquisition was previously included in the Prior 8-K.  Pursuant to General Instruction B.3 of Form 8-K, no additional pro forma financial statements are required to be filed.

(d)  Exhibits.

The Company hereby files or furnishes the following exhibits:

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated as of June 29, 2015, by and among CBR Holdco, LLC, CBR Acquisition Holdings Corp. and AMAG Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 to AMAG’s Current Report on Form 8-K filed with the Commission on June 29, 2015)*

4.1	Indenture, dated as of August 17, 2015, by and among AMAG Pharmaceuticals, Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee

4.2	Form of 7.875% Senior Note due 2023 (included in Exhibit 4.1)

10.1	Credit Agreement, dated as of August 17, 2015, by and among AMAG Pharmaceuticals, Inc., the financial institutions and agents listed therein, and Jefferies Finance LLC

99.1	Press release of AMAG Pharmaceuticals, Inc. issued on August 17, 2015**

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

** Furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information about AMAG within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding the anticipated use of proceeds from the Company’s recently completed financing transactions, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, the risks identified in AMAG’s filings with the Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and subsequent filings with the Commission. Any of these risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Frank E. Thomas
Frank E. Thomas
President and Chief Operating Officer

Date: August 17, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated as of June 29, 2015, by and among CBR Holdco, LLC, CBR Acquisition Holdings Corp. and AMAG Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 to AMAG’s Current Report on Form 8-K filed with the Commission on June 29, 2015)*

4.1	Indenture, dated as of August 17, 2015, by and among AMAG Pharmaceuticals, Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee

4.2	Form of 7.875% Senior Note due 2023 (included in Exhibit 4.1)

10.1	Credit Agreement, dated as of August 17, 2015, by and among AMAG Pharmaceuticals, Inc., the financial institutions and agents listed therein, and Jefferies Finance LLC

99.1	Press release of AMAG Pharmaceuticals, Inc. issued on August 17, 2015**

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

** Furnished herewith.